SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): May 15, 2020

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)
57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2020, Nemaura Medical Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.  Election of Directors

Each of the following five nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting of stockholders and until their successors have been duly elected and have qualified.

Nominee	For	Withheld	Broker Non-Votes
Dewan Fazlul Hoque Chowdhury	16,218,770	7,170	--

Bashir Timol	16,218,770	7,170	--

Thomas Moore	16,217,334	8,606	--

Dr. Salim Natha	16,217,234	8,706	--

Timothy Johnson	16,217,334	8,606	--

2.  Approval of Nemaura Medical Inc. 2020 Omnibus Incentive Plan

Stockholders approved the Nemaura Medical Inc. 2020 Omnibus Incentive Plan, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
16,211,982	12,218	1,740	418,355

3.  Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of Mayer Hoffman McCann P.C. as the independent auditors of the Company for the fiscal year ended March 31, 2020, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
16,641,076	1,953	1,266	--

As previously reported, on April 2, 2020, the Company received a written notice (the “Notice”) from staff of Listing Qualifications of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company had not complied with the requirements of Nasdaq Listing Rule 5620(a) of Nasdaq’s listing rules due to its failure to hold an annual meeting of stockholders within 12 months of the end of the Company’s fiscal year ended December 31, 2018. The Company believes that it has regained compliance with the Nasdaq Listing Rules following the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020	Nemaura Medical Inc.

	By:	/s/ Dewan F. H. Chowdhury
	Name: Title:	Dewan F. H. Chowdhury Chief Executive Officer